Exhibit 99.1

Supplemental Financial Report for the
Quarter Ended June 30, 2022

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2021 Annual Report on Form 10-K for the year ended December 31, 2021. These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. (“ATAX” or “Partnership”) expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s consolidated financial statements and related notes prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”) and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated February 24, 2022.

On April 1, 2022, the Partnership effected a one-for-three reverse unit split (“Reverse Unit Split”) of its outstanding Beneficial Unit Certificates ("BUCs"). As a result of the Reverse Unit Split, holders of BUCs received one BUC for every three BUCs owned at the close of business on April 1, 2022. All fractional BUCs created by the Reverse Unit Split were rounded to the nearest whole BUC, with any fraction equal to or above 0.5 BUC rounded up to the next higher BUC, as provided by the First Amended and Restated Agreement of Limited Partnership dated September 15, 2015, as further amended. Immediately prior to the Reverse Unit Split, there were 66,049,908 BUCs issued and outstanding, and immediately after the Reverse Unit Split the number of issued and outstanding BUCs decreased to 22,017,915. The BUCs continue to trade on the Nasdaq Global Select Market under the trading symbol “ATAX.” The one-for-three Reverse Unit Split is reflected in all net income per BUC, distributions per BUC and similar per BUC disclosures for all periods presented in the Partnership’s supplemental financial report for the quarter ended June 30, 2022.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q. Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Letter from the CEO	4
Quarterly Fact Sheet	6
Financial Performance Trend Graphs	7-12
Other Partnership Information	13
Partnership Financial Measures	14-15

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

LETTER FROM THE CEO

I am pleased to report ATAX’s operating results for the second quarter of 2022. We reported the following financial results as of and for the three months ended June 30, 2022:

•
Total revenues of $17.2 million
•
Net income, basic and diluted, of $0.75 per Beneficial Unit Certificate (“BUC”)
•
Cash Available for Distribution (“CAD”) of $0.76 per BUC
•
Total assets of $1.44 billion
•
Total Mortgage Revenue Bond (“MRB”) and Governmental Issuer Loan (“GIL”) investments of approximately $969 million

We reported the following notable transactions during the second quarter of 2022:

•
Received proceeds from the sale of Vantage at Westover Hills in San Antonio, Texas totaling $20.9 million, inclusive of our initial investment commitment of $7.3 million, in January 2020. We realized a gain of $12.7 million upon the sale.
•
Advanced funds for three MRB commitments totaling $20.3 million and two taxable MRB commitments totaling $2.0 million. Of these amounts, $16.5 million and $1.0 million, respectively, related to new commitments executed in April 2022 to fund MRB investments of up to $59.0 million and a taxable MRB of up to $13.0 million for the Residency at the Entrepreneur, a to-be-constructed affordable multifamily property in Hollywood, California. The remaining commitments are to be funded during construction.
•
Advanced funds for five GIL investment commitments totaling $39.8 million and six related property loan investment commitments totaling $22.7 million. Of these amounts, $14.8 million and $1.0 million, respectively, related to new commitments executed in June 2022 for a GIL investment of up to $20.4 million and a property loan of up to $10.3 million for Magnolia Heights, an in-place rehabilitation of an affordable multifamily property in Covington, GA. The remaining commitments are to be funded during construction
•
Advanced equity to four joint venture equity investments totaling $7.8 million.
•
Obtained TOB trust financing proceeds totaling $62.9 million related to advances and acquisitions of MRBs, taxable MRBs, GILs, and property loans.
•
Exchanged previously issued Series A Preferred Units with a stated value of $20,000,000 for newly issued Series A-1 Preferred Units of the same stated value. The newly issued Series A-1 Preferred Units have an annual distribution rate of 3.0% and are optionally redeemable by the holder in April 2028.

In July 2022, Vantage at O’Connor was sold at the direction of its managing member. We received proceeds totaling $19.4 million upon sale, inclusive of our initial investment of $7.4 million, and we will recognize a gain on sale of approximately $10.6 million, before settlement of final proceeds and expenses, during the third quarter of 2022.

We continue to strategically invest in the affordable multifamily MRB and GIL asset classes where we believe we can earn attractive leveraged returns. We also continue to see consistent operating results from our affordable multifamily MRBs and GILs, with all such investments being current on contractual principal and interest payments as of June 30, 2022.

4

Additional updates regarding our investment portfolio include the following:

•
Four Vantage property investments were over 90% occupied as of June 30, 2022, including Vantage at O’Connor that was sold in July 2022. One Vantage property commenced leasing in the second quarter and was 48% leased as of June 30, 2022. Six additional Vantage property investments are currently under construction or in development and none have experienced material supply chain disruptions for either construction materials or labor to date.
•
Our two owned student housing properties, The 50/50 MF Property (near the University of Nebraska-Lincoln) and the Suites on Paseo MF Property (near San Diego State University), continue to meet all direct mortgage and operating obligations with cash flows from operations. The 50/50 MF Property is 88% occupied as of June 30, 2022 and 100% pre-leased for the Fall 2022 term. The Suites on Paseo MF Property is 88% occupied as of June 30, 2022 and 97% pre-leased for the Fall 2022 term

Management continually assesses ATAX's exposure to changes in market interest rates, particularly given the recent market volatility and recent announcements by the Federal Reserve. Approximately 71% of our current debt financing bears interest at short term floating interest rates and the remaining 29% of leverage has fixed interest rates. Of those assets funded with short term floating rate debt facilities, more than half bear interest at a floating rate as well. We may implement hedges when considered appropriate, such as the two interest rate swap transactions we executed in the first quarter of 2022 with total notional amounts of $103.8 million.

Affiliates of Greystone continue to assist in our growth by introducing new investment opportunities. An affiliate of Greystone has forward committed to purchase eight of our GIL investments to date. In addition, our funding commitments executed in April 2022 for the Residency at the Entrepreneur were sourced from a Greystone affiliate relationship. We will continue to strategically work with our strongest sponsors on new investment opportunities where traditional sources of capital may not currently be available. We will also continue to seek to develop new relationships, particularly with those sponsors that are existing clients of Greystone and its affiliates.

Thank you for your continued support of ATAX!

Kenneth C. Rogozinski

Chief Executive Officer

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SECOND QUARTER 2022 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of MRBs that are issued to provide construction and/or permanent financing of affordable multifamily residential and commercial properties. We also invest in GILs, which are similar to MRBs, to provide construction financing for affordable multifamily properties. We expect and believe the interest paid on the MRBs and GILs to be excludable from gross income for federal income tax purposes. In addition, we have invested in equity interests in multifamily, market rate properties throughout the U.S. We also own interests in multifamily properties (“MF Properties”) until the “highest and best use” can be determined. We continue to pursue a business strategy of acquiring additional MRBs and GILs on a leveraged basis, and other investments.

(As of June 30, 2022)

Symbol (NASDAQ)		ATAX
Most Recent Quarterly Distribution per BUC[1]		$0.57

BUC Price		$18.30
Year to Date Annualized Yield		9.8%

BUCs Outstanding		22,017,915
Market Capitalization		$402,927,845
52-week BUC price range	$16.53 to $21.21

Partnership Financial Information for Q2 2022 ($’s in 000’s, except per BUC amounts)
	6/30/2022	12/31/2021

Total Assets	$1,441,847	$1,385,909
Leverage Ratio[2]	70%	69%

	Q2 2022	YTD 2022

Total Revenue	$17,233	$36,439
Net Income	$17,607	$43,871
Cash Available for Distribution (“CAD”)[3]	$16,720	$38,378
Distributions Declared per BUC[1]	$0.57	$0.90

(1)
The distribution was paid on July 29, 2022 for BUC holders of record as of June 30, 2022. The distribution is payable to BUC holders of record as of the last business day of the quarter end and ATAX trades ex-dividend one day prior to the record date, with a payable date of the last business day of the subsequent month. The distribution consisted of a regular quarterly distribution of $0.37 per BUC plus a supplemental distribution of $0.20 per BUC.
(2)
Our overall leverage ratio is calculated as total outstanding debt divided by total assets using cost adjusted for paydowns and allowances for MRBs, Governmental Issuer Loans, property loans, taxable MRBs and taxable GILs, and initial cost for deferred financing costs and real estate assets.
(3)
Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income (loss) to CAD is provided on page 14 of the Supplement herein.

6

ATAX ASSET PROFILE

December 31, 2021
13%
5%
8%
4%
13%
57%
Mortgage revenue bonds
Governmental issuer loans
Net real estate assets
Investment in unconsolidated entities
Property Loans
Other (includes cash and restricted cash)

7

ATAX MORTGAGE INVESTMENT PROFILE

(1)
Mortgage Investments include the Partnership’s Mortgage Revenue Bonds, Governmental Issuer Loans and Property Loans that share a first mortgage lien with the Governmental Issuer Loans.

8

ATAX DEBT AND EQUITY PROFILE

9

DEBT FINANCING ($’s in 000’s)

(1)
As of June 30, 2022, we have two interest rate swaps indexed to SOFR with notional amounts totaling $103.8 million with terms through 2024 and 2027. Though the variable rate indices may differ, these interest rate swaps have effectively fixed the interest rate of the related debt financing principal outstanding.
(2)
The securitized assets and related debt financings each have variable interest rates, though the variable rate indices may differ. As such, the Partnership is at least partially hedged against rising interest rates.

INTEREST RATE SENSITIVITY ANALYSIS (1)

Description	- 25 basis points	+ 50 basis points	+ 100 basis points	+ 150 basis points	+ 200 basis points
TOB Debt Financings	$1,212,070	$(2,424,139)	$(4,848,279)	$(7,272,418)	$(9,696,557)
TEBS Debt Financings	126,796	(253,592)	(507,184)	(760,777)	(1,014,369)
Other Investment Financings	6,225	(12,451)	(24,901)	(37,352)	(49,802)
Variable Rate Investments	(1,075,630)	2,156,218	4,312,436	6,468,654	8,624,871
Total	$269,461	$(533,964)	$(1,067,928)	$(1,601,893)	$(2,135,857)
(1)
The interest rate sensitivity table above represents the change in interest income from investments, net of interest on debt and settlement payments for interest rate derivatives over the next twelve months, assuming an immediate parallel shift in the LIBOR yield curve and the resulting implied forward rates are realized as a component of this shift in the curve and assuming management does not adjust its strategy in response.

10

TOTAL REVENUE & GAIN ON SALE TRENDS

Income Statement Trends - Revenue & Gains on Sale
$36,000,000
$33,000,000
$30,000,000
$27,000,000
$24,000,000
$21,000,000
$18,000,000
$15,000,000
$12,000,000
$9,000,000
$6,000,000
$3,000,000
$0
Total Revenue
$1,600,000,000
$1,500,000,000
$1,400,000,000
$1,300,000,000
$1,200,000,000
$1,100,000,000
$1,000,000,000
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
Total Assets
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
For Three Months Ended
Investment income
Property revenues
Contingent interest income
Other interest income
Other income
Gain on sale of real estate assets
Gain on sale of investments in unconsolidated entities
Gain on sale of securities
Total Assets

11

OPERATING EXPENSE TRENDS

Income Statement Trends - Operating Expenses
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Total Expenses
$1,600,000,000
$1,500,000,000
$1,400,000,000
$1,300,000,000
$1,200,000,000
$1,100,000,000
$1,000,000,000
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
Total Assets
3/31/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
For Three Months Ended
Salaries and benefits
General and administrative
Interest expense
Depreciation and amortization
Provision for credit loss
Provision for loan loss
Impairment charge on real estate assets
AFCA2 administrative fees
Total Assets

•
Since July 1, 2020, the ratio of “Salaries and benefits” and “General and administrative” expenses to Total Assets has averaged approximately 0.29% per quarter.

12

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
14301 FNB Parkway		American Stock Transfer & Trust Company
Suite 211		59 Maiden Lane
Omaha, NE 68154		Plaza Level
Phone:	402-952-1235	New York, NY 10038
Investor & K-1 Services:	855-4AT-AXK1	Phone: 718-921-8124
Web Site:	www.ataxfund.com	888-991-9902
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Board of Managers of Greystone AF Manager LLC:
(acting as the directors of ATAX)

Stephen Rosenberg	Chairman of the Board
Curtis A. Pollock	Manager
Jeffrey M. Baevsky	Manager
Drew C. Fletcher	Manager
Steven C. Lilly	Manager
W. Kimball Griffith	Manager
Deborah A. Wilson	Manager

Corporate Officers:
Chief Executive Officer – Kenneth C. Rogozinski
Chief Financial Officer – Jesse A. Coury

13

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

CASH AVAILABLE FOR DISTRIBUTION (CAD) AND OTHER PERFORMANCE MEASURES

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	For the Three	For the Six
	Months Ended	Months Ended
	June 30, 2022	June 30, 2022
Net income	$17,606,681	$43,870,699
Change in fair value of derivatives	(1,232,433)	(3,707,564)
Depreciation and amortization expense	684,362	1,368,024
Amortization of deferred financing costs	492,720	944,192
Restricted unit compensation expense	165,509	339,407
Deferred income taxes	(13,973)	(6,707)
Redeemable Preferred Unit distributions and accretion	(716,500)	(1,434,244)
Tier 2 Income allocable to the General Partner	(189,569)	(2,835,548)
Recovery of prior credit loss	(17,344)	(22,623)
Bond premium, discount and origination fee amortization, net of cash received	(59,341)	(137,716)
Total CAD	$16,720,112	$38,377,920

Weighted average number of BUCs outstanding, basic	22,017,873	22,017,255

Net income per BUC, basic	$0.75	$1.79
Total CAD per BUC, basic	$0.76	$1.74
Distributions declared per BUC	$0.57	$0.90

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AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

TAX INCOME INFORMATION RELATED TO BENEFICIAL UNIT CERTIFICATES

The following table summarizes tax-exempt and taxable income as percentages of total income allocated to the Partnership’s BUCs on Schedule K-1 for tax years 2019 to 2021. This disclosure relates only to income allocated to the Partnership’s BUCs and does not consider an individual unitholder’s basis in the BUCs or potential return of capital as such matters are dependent on the individual unitholders’ specific tax circumstances. Such amounts are for all BUC holders in the aggregate during the year. Income is allocated to individual investors monthly and amounts allocated to individual investors may differ from these percentage due to, including, but not limited to, BUC purchases and sales activity and the timing of significant transactions during the year.

	2021	2020		2019
Tax-exempt income	32%	215%		37%
Taxable income (loss)	68%	-115%	(1)	63%
	100%	100%		100%

(1)
The taxable loss in 2020 is due primarily to net rental real estate losses that exceeded gains on sale for tax purposes during the year related to the Partnership’s investment in unconsolidated entities.

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